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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2000 relating to the financial statements of Xicor, Inc., which appears in Xicor, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PRICEWATERHOUSECOOPERS LLP

San Jose, California
January 23, 2001